Exhibit 10.2

Contract Code:Tianjin Rural Cooperative Bank Comprehensive Credit Kexing 2009018

Comprehensive Credit Agreement

BORROWER:

Tianjin Yayi Industial Co., Ltd

LENDER BANK:

Tianjin Rural Cooperative Bank Kexing Branch

Chapter One	Definitions and Explanations
Chapter Two	Maximum Credit Line and Specific Credit Line
Chapter Three.	Credit Term
Chapter Four	Use of the Maximum Credit Line and Specific Credit Lines
Chapter Five	Fees
Chapter Six	Adjustment of the Maximum Credit Line and Specific Credit Lines
Chapter Seven	Guarantee
Chapter Eight	Commitment of Party B
Chapter Nine	Commitment of Party A
Chapter Ten	The Validity of the Agreement
Chapter Eleven	Applicable Laws and Dispute Settlement
Chapter Twelve	Integrity of the Agreement
Chapter Thirteen	Supplementary Articles

Debtor: Tianjin Yayi Industry Co., Ltd. (hereinafter referred to as Party A)
Address: D-F4-C, Xinmao Technical Park, Huayuan New Technology Industry Area
Corporate Representative: Liu Li
Person in Charge: Zhang Yue
Tel.: 27984058
Fax.: 27984358
Bank of Account: Tianjin Rural Cooperative Bank Kexing Branch
Account No.: 9170101000010000040384

Creditor: Tianjin Rural Cooperative Bank Kexing Branch (hereinafter referred to as Party B)
Address: 148-6 Yingshui Road, Huayuan New Technology Industry Area, Tianjin City
Legal Representative: Cao Liqiang
Person in Charge: Tian Jinguo
Tel.: 23859929
Fax.: Bank of Account:
Account No.:

In accordance with the Commercial Banks Law of PRC, Temporary Administrating Method of Warranty and Credit of Commercial Banks and other relavant rules and regulations, Party A and Party B, based on the principles of equality, willingness and credibility, negotiated the following agreement (the “Agreement”) that will be observed by both Parties.

CHAPTER ONE DEFINITIONS AND EXPLANATIONS

Article 1.

Except otherwise defined in the Agreement, the terms in the Agreement are defined as follows:

  Comprehensive credit: conditional commitment of Party B to providing Party A with one or several lines of credit.

  Specific business: pursuant to the comprehensive credit terms between Party A and Party B, Party B provides Party A with loans, acceptance drafts, financial support of trade and other types of credit.

  Maximum credit line: pursuant to the comprehensive credit terms between Party A and Party B, the aggregate maximum amount of debts applied by Party A to Party B pursuant to the comprehensive credit term.

  Maximum uncovered credit line: the maximum credit line minus guarantee bonds, deposits, treasury bonds and pawns for acceptance drafts of Party A pursuant to the Agreement.

  Specific credit line: the maximum amount of debt applied by Party A to Party B in a single credit line within the limit of the maximum credit line and its valid terms.

  Used credit line: the sum of debt principal balance that has not been repaid within the specific credit line and the valid terms of the Agreement.

  Maximum backup credit line: the difference between the maximum credit line and all the used credit lines.

  Backup credit line: the difference between specific credit line and used credit line in the same specific business.

  Specific business contract: corresponding contract or agreement signed by Party A and Party B in connection with a specific credit line.

CHAPTER TWO MAXIMUM CREDIT LINE AND SPECIFIC CREDIT LINE

Article 2.

The maximum credit line of the Agreement (the total sum of RMB and foreign currencies which is calculated according to exchange rates at the date of signing the Agreement) is RMB 1,500,000 . The maximum uncovered credit line is RMB 1,500,000.

Article 3.

Specific credit lines within the maximum credit line are:

1.	General loans:

Where, RMB ____________

Foreign currencies: _____________

2.	Discounted notes: ______________

3.	Acceptance drafts: ______________

4.	Letter of credit: _____________ Where, current issue: ___________

Long-term issue: ___________

5.	Financial support of trade:

Where, documentary bills for import and export: ____________

Packing credit:  ________________

6.	Guarantees (including bank guarantee): ____________________

7.	Others (names should be specified): ____________________

CHAPTER THREE. CREDIT TERM

Article 4.

The valid term of the maximum credit line is: from July 3, 2009 to May 21, 2010.

CHAPTER FOUR USE OF THE MAXIMUM CREDIT LINE AND SPECIFIC CREDIT LINES

Article 5.

Pursuant to the valid credit term, maximum credit line and specific credit lines, Party A may in one ore more applications apply for specific credit lines to Party B. The written applications should contain the specific purpose, term and amount, etc. Party B, based on Party A’s written application and credit status as well as Party B’s credit and loan policies, will specifically determine the amount and term of the specific application.

Article 6.

The aggregate amount of used credit lines shall not exceed the maximum credit line. Pursuant to the credit terms, Party A can reuse a specific credit line, i.e. when all the debt under a specific credit line has been repaid, the credit line can be used for another business of the same kind.

Article 7.

Party A and Party B should sign a specific contract for a specific business. Wherever the Agreement is different from the terms of the specific business contract, the terms of the specific business contract shall supersede the Agreement.

Article 8.

The initiating date of a specific business shall not exceed the deadline of the credit term and the use of the specific business should not exceed one year.

CHAPTER FIVE FEES

Article 9.

The interests, exchange rates, fees and other charges claimed by Party B for a specific business under the comprehensive credit shall be governed by the specific business contract.

CHAPTER SIX ADJUSTMENT OF THE MAXIMUM CREDIT LINE AND SPECIFIC CREDIT LINES

Article 10.

In any of the following cases, Party B has the right to adjust the maximum credit line and credit term, or terminate the comprehensive credit service for Party A:

1.	National currency policies are significantly changed;

2.	Crucial or latent financial risks occur in the region of Party A;

3.	Material changes occur to the market of Party A’s business;

4.	Party A falls in or is in great business troubles or difficulties;

5.	Party A has carried out business separation, merger, termination and other important system changes.

6.	Party A fails to use the credit funds pursuant the relevant PRC regulations.

7.	Party A disposes property, capital and is attempting to escape debts.

8.	Party A violates any item of the Agreement.

9.	The guarantor of this agreement experiences serious shortage of funds or major operational difficulties, materially affecting the security capacity.

10.

The damage and loss of the collateral for the guarantee and material impact on the security of Party B.

11.

Any other events, by analysis or judgment of Party B, that have already reduced or will reduce the repayment ability or impair the rights of Party B.

Article 11.

After execution of the Agreement, if Party A decides to adjust the specific line of credit by written request and if Party B accepts by written agreement, the above-mentioned restrictions do not apply.

CHAPTER SEVEN GUARANTEE

Article 12.

 The guarantee means for credit’s right under the Agreement The maximum guarantee:

a.

Guarantor TianJin Hi-tech Investment & Guaranty Co.,Ltd sign the 2009018 (Contract No)Maximum Guaranteed Contract with Party B

b.

Guarantor sign the (Contract No)Maximum Guaranteed Contract with Party B

2. The maximum mortgage guarantee:

a.

Mortgagor  sign the (Contract No)Maximum Mortgage Contract with Party B

b.

Mortgagor sign the (Contract No)Maximum Mortgage Contract with Party B

3. The maximum pledge guarantee

a.

Pledgor sign the (Contract No)Maximum Pledge Guaranteed Contract with Party B Other regulations for guarantee:

Article 13.

Although the methods of guarantee for creditor’s right has been stipulated in this chapter, Party B reserves the right to request Party A to provide other guarantee when the need arises during the specific transactions, and Party A shall not refuse to provide such guarantee for the reason that the methods of guarantee has been stipulated in this chapter.

CHAPTER EIGHT COMMITMENT OF PARTY B

Article 14.

When Party A applies for the usage of specific line of credit according to the agreement, Party B shall accept the application and approve the request of Party A in time.

Article 15.

Unless otherwise stipulated, Party B cannot randomly make adjustments on the highest credit line and term of credit that are adverse to Party A.

CHAPTER NINE COMMITMENT OF PARTY A

Article 16.

The Parties shall discharge the debts or effect the payment of all the payable expenses on schedule according to the Agreement of specific business contract.

Article 17.

Party A shall use funds within specific line of credit and comply with the relevant laws and regulations, the Agreement and specific business contracts, and shall be available for inspection of Party B at any time.

Article 18.

Party A shall submit the authentic financial statements to Party B and provide Party B with the information of the main domestic deposit, bank account and balance of loans and deposits, and other relevant operation documents during the term of credit.

Article 19.

Party A shall open a settlement account at the bank of Party B. The daily settlement balance of this settlement account shall be no less than ___ % of the aggregate line of credit.

Article 20.

Party A shall inform Party B in advance if it provides guarantee for a third party during the term of credit with the precondition that it shall not influence the debt repayment to Party B.

Article 21.

Party A shall perform following notification obligations during the term of credit:

1.

In case of the alteration of the domicile or office of legal representative (responsible person) or legal person, increase or decrease in registered capital, alteration of stock ownership and major investment, etc Party A shall inform Party B and provide relevant information within 15 days since the day of alteration or change.

2.

During the term of credit, when Party A is involved in major litigation, arbitration or other judicial procedure, or great changes take place in the operation and financial situations which will affect the creditor’s right of Party B, Party A shall inform Party B immediately.

3.

During the term of credit, if Party A has assets reorganization in any form such as acquisition, purchase or division, etc, or alteration of management rights of enterprises in any form such as contracting and leasing, etc, or alteration of enterprise organization and mode of operation, or termination of enterprise operation such as application for dissolution or bankruptcy, Party A shall give Party B two months notice and repay all the debts owed to Party B or arrange debt repayment.

Article 22.

Party A will constitute the breach of the contract if it violates any terms of the Agreement or any specific contract; and Party B will have the right to withdraw any financing capital under the line of credit in advance and terminate the Agreement.

Party A shall be responsible for any losses of Party B caused by the breach of contract by Party A.

CHAPTER TEN THE VALIDITY OF THE AGREEMENT

Article 23.

The Agreement is concluded on the day when the legal representatives (responsible persons) or the entrusted agent of both parties apply their signatures and the corporate seal to the Agreement. The Agreement shall be effective when the guarantee contract stipulated in the Agreement takes effect; if the Agreement doesn’t have guarantee contract, the Agreement will become effective upon the application of the signature of the legal representatives (responsible persons) or the entrusted agent of both parties and the corporate seal.

CHAPTER ELEVEN APPLICABLE LAWS AND DISPUTE SETTLEMENT

Article 24.

This Agreement and any matters related to it shall be governed by the Chinese laws, and interpreted according to Chinese laws.

Article 25.

When disputes arise during the implementation of this Agreement, both parties shall negotiate actively for solution; when negotiation fails, the disputes shall be solved as follows:

1.	Submit the disputes to the people’s court at the place of Party B;

2.

Submit to Tianjin International Economical and Financial Arbitration Center of China International Economic and Trade Arbitration Commission, and apply for the arbitration according to the existing financial dispute arbitration rules.

CHAPTER TWELVE INTEGRITY OF THE AGREEMENT

Article 26

Every specific business contract (if the date of signature of the specific business contract is within the term of credit, or evidence proves that the contract is signed according to this agreement) signed by Party A and Party B is the effective component of this Agreement and constitutes the whole agreement.

Article 27

If Party A doesn’t fulfill the stipulated obligations in any specific business contract signed according to this Agreement, it will constitute the breach of this Agreement, and Party B will have the right to terminate this Agreement and exercise all the creditor’s rights.

Article 28

For the matters that are not stipulated in this Agreement, Party A and Party B may enter into a separate written agreement as an addendum of this Agreement. Any addendum of this Agreement is an effective component of this Agreement with equal legal force.

Article 29

 The attachments of this Agreement include:

 CHAPTER THIRTEEN SUPPLEMENTARY ARTICLES

Article 30

This Credit Agreement is made in quadruplicate, one for Party A, two for Party B, and one for the guarantor with equal legal force.

Article 31

This agreement was concluded on July 3, 2009.

Article 32

Other matters stipulated by both parties: (Page for signing, no content)

Accrediting party (seal):

Legal representative (seal):
(or commission agent )

Accrediting party (seal)

Legal representative(seal)
(or commission agent)